EXHIBIT 99.1

Horizon Space Acquisition I Corp. Announces Definitive

Business Combination Agreement with ArcheNova Biotech Corp.

NEW YORK, NY, October 13, 2026 (Accesswire) – Horizon Space Acquisition I Corp. (“HSPO”) (OTC: HSPOF), a publicly traded special purpose acquisition company, and ArcheNova Biotech Corp. (“ArcheNova” or the “Company”), a clinical-stage, platform-based biopharmaceutical company, focusing on the research, development, clinical translation, scalable manufacturing and global commercialization of innovative drugs derived from mesenchymal stromal cell (MSC)-derived extracellular vesicles (EVs) and exosomes, today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement”). Upon completion of the business combination of HSPO and the Company and related transactions pursuant to the Business Combination Agreement (collectively, the “Proposed Transactions”), ArcheNova Technology Co., Ltd, a Cayman Islands exempted company newly formed for purpose of effecting the Proposed Transactions (the “Combined Company” or “PubCo”) will be listed on The Nasdaq Stock Market LLC (“Nasdaq”).

The closing of the Proposed Transactions is subject to customary closing conditions, including regulatory and shareholder approvals.

ArcheNova's MSC-Exosome Platform for Tissue Repair and Regenerative Medicine

ArcheNova has established a proprietary MSC-exosome therapeutics platform built on an immortalized monoclonal MSC producer cell line, supported by a good manufacturing practice (GMP) master cell bank, controlled manufacturing processes, and an integrated chemistry, manufacturing and controls (CMC) framework. This platform provides a renewable, defined biological source for scalable and reproducible exosome production, addressing key challenges of donor variability and batch consistency.

One of ArcheNova’s key advantages is the ability to develop multiple therapeutic products from a common, process-defined exosome drug substance, leveraging shared manufacturing processes, analytical methods and quality systems across indications. The same producer cell line underpins the ArcheNova's foundational preclinical studies and clinical-stage development, providing continuity from discovery to clinical translation.

ArcheNova's competitive protection extends beyond conventional patents. MSC-exosome products are complex biologics whose identity and activity depend on their cell source and manufacturing process. Products derived from different sources or processes cannot be presumed therapeutically equivalent, creating potential barriers to biosimilar competition. Exclusive control of its producer cell line and proprietary manufacturing know-how may provide durable competitive advantages beyond patent expiry.

ArcheNova is advancing therapeutic programs spanning dermatology, orthopedics, ophthalmology, neurology and cardiology, at different stages of development. Its lead topical psoriasis program has completed a Phase I clinical trial in ten healthy volunteers at Singapore's National University Hospital, and is being prepared for Phase II clinical evaluation.

Together, ArcheNova's scalable manufacturing platform, clinical progress and durable competitive advantages provide a foundation for developing a differentiated portfolio of cell-free regenerative medicines.

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Management Comments

Mingyu (“Michael”) Li, Chief Executive Officer and Chairman of HSPO

“We are pleased to announce that HSPO has entered into the Business Combination Agreement with ArcheNova. ArcheNova’s progress in developing exosome-based therapeutics for tissue repair and regenerative medicine aligns with our objective of partnering with an innovative company positioned to address significant unmet medical needs.

We look forward to working with the ArcheNova team and supporting its continued research, clinical development and growth. Together, we aim to create long-term value for shareholders and expand access to innovative treatment options for patients worldwide.”

Dr. LIM Sai Kiang, Chief Executive Officer, Chief Scientist and director of ArcheNova

“We are thrilled to enter into the Business Combination Agreement and excited about the contemplated Nasdaq listing, which will provide ArcheNova with a platform to connect with growth capital and investors potentially across the globe. Having access to the global capital market will empower our research and development as well as our novel pipeline products and fuel our growth and expansion. We believe that empowered by the support from the public capital markets, we are well positioned to upgrade our R&D capabilities, advance our pipeline development, enhance our innovation, and further grow our business.”

Transaction Overview

Under the terms of the Business Combination Agreement, ArcheNova International Co., Ltd, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo, will merge with and into HSPO, with HSPO as the surviving entity and a wholly-owned subsidiary of PubCo (the “First Merger”), and, following the First Merger, ArcheNova Global Co., Ltd, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo, will merge with and into the Company, with the Company as the surviving entity and a wholly-owned subsidiary of PubCo (the “Second Merger”). Upon consummation of the Proposed Transactions, HSPO’s shareholders and the Company’s shareholders will receive ordinary shares of PubCo (“PubCo Ordinary Shares”) as consideration. HSPO warrants will be assumed by PubCo and converted into warrants to purchase PubCo Ordinary Shares on substantially the same terms and conditions. PubCo Ordinary Shares are expected to be listed and traded on Nasdaq following consummation of the Proposed Transactions.

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The Proposed Transactions have been unanimously approved by the boards of directors of both ArcheNova and HSPO. The Proposed Transactions are currently expected to close in the first quarter of 2027, subject to regulatory and shareholder approvals, and other customary closing conditions. No assurances can be made that the Proposed Transactions will be consummated on the terms or time frame currently contemplated, or at all.

Upon completion of the Proposed Transaction, PubCo will be led by Chief Executive Officer and Chief Scientist, Dr. Lim Sai Kiang. Liu Ye will serve as the Chief Financial Officer.

Additional information about the Proposed Transactions, including a copy of the Business Combination Agreement, will be included in a Current Report on Form 8-K to be filed by HSPO with the Securities and Exchange Commission (the “SEC”) and will be available at www.sec.gov.

Advisors

Commerce & Finance Law Offices LLP is acting as legal counsel to ArcheNova. Robinson & Cole LLP is acting as legal counsel to HSPO.

About ArcheNova Biotech Corp.

ArcheNova is a clinical-stage, platform-based biopharmaceutical company focused on the research, development, clinical translation, scalable manufacturing and global commercialization of innovative drugs derived from MSC-derived EVs and exosomes. ArcheNova’s approach combines scientific expertise with shared manufacturing processes and quality systems to translate advances in MSC and exosome biology into new treatment options that address unmet medical needs and improve patients’ health and quality of life. Leveraging a proprietary drug development and manufacturing platform, the Company is advancing five product candidates across dermatology, orthopedics, ophthalmology, neurology and cardiology. Its lead topical candidate for psoriasis has completed a Phase I study evaluating safety and tolerability in healthy volunteers and is being prepared for a Phase II trial.

About Horizon Space Acquisition I Corp.

Horizon Space Acquisition I Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

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Additional Information and Where to Find It

This press release relates to a proposed business combination transaction involving HSPO and ArcheNova. In connection with the Proposed Transactions, HSPO, ArcheNova and PubCo intend to file with the SEC a registration statement on Form F-4 that will include a proxy statement for shareholders of HSPO and that will also constitute a prospectus with respect to the ordinary shares of PubCo to be issued in connection with the Proposed Transactions (the “Proxy Statement/Prospectus”). This document is not a substitute for the Proxy Statement/Prospectus. The definitive Proxy Statement/Prospectus (if and when available) will be delivered to HSPO’s shareholders. HSPO may also file other relevant documents regarding the Proposed Transactions with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF HSPO AND ARCHENOVA AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HSPO, PUBCO, ARCHENOVA, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and security holders of HSPO and ArcheNova  may obtain free copies of the Proxy Statement/Prospectus (if and when available) and other documents that are filed or will be filed with the SEC by HSPO, ArcheNova  and PubCo through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

HSPO, ArcheNova and certain of their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of HSPO in respect of the Proposed Transactions. Information regarding HSPO’s directors and executive officers is available in HSPO’s filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus when it becomes available.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any proxy, consent, vote or approval with respect to any securities in respect of the Proposed Transactions and is not a substitute for the Proxy Statement/Prospectus or any other document that HSPO or PubCo may file with the SEC or send to HSPO’s or ArcheNova’s shareholders in connection with the Proposed Transactions. No offer, sale, issuance or transfer of securities shall be made in any jurisdiction in which such offer, sale, issuance or transfer would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including, without limitation, statements regarding anticipated financial and operational results, projections of market opportunity and expectations, the estimated post-transaction enterprise value, the advantages and expected growth of PubCo, the cash position of PubCo following the consummation of the Proposed Transactions, the ability of HSPO and the Company to consummate the Proposed Transactions and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those risk factors described in the section entitled “Risk Factors” in HSPO’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on April 15, 2026 (the “Form 10-K”), and in other documents filed by HSPO with the SEC from time to time. Important factors that could cause PubCo’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: (i) HSPO’s or the Company’s limited operating history; (ii)general economic and market conditions impacting demand for the products and services of the Company; (iii) the inability to complete the Proposed Transactions; (iv) the inability to recognize the anticipated benefits of the Proposed Transactions, which may be affected by, among other things, the amount of cash available following any redemptions by HSPO’s shareholders; and (v) the ability of PubCo to obtain or maintain the listing of its securities on Nasdaq following the consummation of the Proposed Transactions; costs related to the Proposed Transactions; and such other risks and uncertainties as are discussed in the Form 10-K and the proxy statement/prospectus to be filed with the SEC relating to the Proposed Transactions. Other factors include the possibility that the Proposed Transactions do not close, including due to the failure to receive required security holder approvals or the failure to satisfy other closing conditions under the Business Combination Agreement.

HSPO, the Company, and PubCo each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of HSPO, the Company or PubCo with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Contact Information:

Horizon Space Acquisition I Corp. Contact:

Mingyu (Michael) Li

Chief Executive Officer

Tel: (646) 257-5537

Email: mcli@horizonspace.cc

ArcheNova Biotech Corp. Contact:

LIU Ye

Chief Financial Officer

Tel: +65 91901568

Email: liu.ye@paracrinetherapeutics.com

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